Teche Posts Record EPS of $2.24 for Fiscal Year to Date

NEW IBERIA, LA – NYSE-MKT:TSH - Patrick Little, President and CEO of Teche Holding Company, holding company for Teche Federal Bank, today reported on earnings for the Company for the quarter ended March 31, 2013, the second quarter of fiscal year 2013.
Earnings for the quarter ended March 31, 2013 amounted to $1.6 million or $0.75 per diluted share, compared to $1.7 million or $0.82 per diluted share for the same quarter in fiscal 2012, a decrease of $0.07 per diluted share, or 8.5%.
Earnings for the six month period ended March 31, 2013 amounted to $4.6 million, or $2.24 per diluted share, compared to $3.5 million or $1.67 per diluted share, for the same period in fiscal 2012, an increase of $0.57 per diluted share, or 34.1%.
 “Our deposit growth has been spectacular,” stated Little.  “Total deposits increased 4.7% over the past 12 months, with SmartGrowth deposits increasing 10.3%.”
“Our ROAA fiscal year to date is 1.09% and our ROAE is 10.68%,” continued Little.
“Our fiscal year to date earnings of $2.24 per share is another record,” said Little.
“Our loan balances, particularly commercial loans, this quarter don’t tell the whole story. Commercial loan production was strong this quarter, with over $24 million in total loans closed.  However, we also had three large commercial relationships pay off.  Our commercial loan pipeline is moving along very well and our retail loans continue to grow.  Our goal is to have our loan levels better than prior year levels by year-end.”

The Company reported the following points of interest:
•	Checking Account Balances increased $28.2 million, or 12.2% compared to the linked quarter and 16.0% compared to March 31, 2012.
•
SmartGrowth Deposits increased 6.5% over the linked quarter and 10.3% compared to a year ago.   SmartGrowth Deposits amounted to 79.0% of total deposits, compared to 77.7% at December 31, 2012 and 75.0% a year ago.

•	The average rate paid on all deposits was 0.45% for the quarter compared to 0.53% for the linked quarter and 0.72% a year ago.
•	Tangible book value per share increased to $40.62, an increase of 1.9%, or $0.76 per share, compared to the linked quarter-end and an increase of 7.2%, or $2.71 per share, year-over-year.

•	Non-performing loans decreased due to the payoff of a $3.8 million non-performing loan.
•	Net charge offs for the quarter amounted to 0.05% of average loans.
•	The Bank opened a new branch office in Baton Rouge.

Asset Quality
The following tables set forth asset quality ratios and allowance for loan loss activity for each of the past five quarters:

Net Charge-offs, ALLL, NPAs QUARTERLY COMPARISON	Mar’ 13	Dec ‘12	Sep ‘12	Jun ‘12	Mar ‘12
Net Charge-offs/Average Loans	0.05%	0.07%	0.05%	0.08%	0.08%
ALLL*/NPLs	158.54%	87.76%	82.52%	79.63%	74.02%
ALLL*/NPAs	138.95%	81.52%	78.54%	74.54%	71.40%
ALLL*/Loans	1.26%	1.28%	1.27%	1.27%	1.32%
NPAs/Assets	0.68%	1.20%	1.28%	1.34%	1.43%
*ALLL figures include specific reserves.

There was significant improvement in several asset quality ratios this quarter, primarily due to the resolution of a non-performing loan with a balance of $3.8 million.  For the linked quarter the ALLL/NPL ratio increased to 158.54% from 87.76% in the linked quarter, the ALLL/NPA ratio increased to 138.95% from 81.52% in the same quarter and the NPA/Assets ratio decreased to 0.68% from 1.20% at December 31, 2012.
Non-performing assets decreased to $5.9 million, or 0.68% of total assets at March 31, 2013, compared to $10.1 million, or 1.20% of total assets at December 31, 2012 and $11.8 million, or 1.43% of total assets a year ago, primarily due to the payoff of a non-performing loan in the amount of $3.8 million.
“Our net charge-offs are very low,” said Little.  “This demonstrates that asset quality is an important focus for the Company. At Teche, we are sticking with our disciplined lending strategy and conservative underwriting standards in an effort to avoid transactions that may provide a short term boost in revenue but also a long term drag on earnings.”

The following table sets forth the allowance for loan loss activity for each of the past five quarters.

Allowance for Loan Loss Provision & Charge-offs QUARTERLY COMPARISON (in 000's)	Mar ‘13	Dec ‘12	Sep '12	Jun '12	Mar '12
Beginning ALLL	$8,234	$8,559	$8,411	$8,450	$8,392
Provision for Loan Losses	250	150	500	510	550
Net Charge-offs	349	475	352	549	492
Ending ALLL	$8,135	$8,234	$8,559	$8,411	$8,450
Ending ALLL (net of specific reserves)	$8,135	$8,234	$8,559	$8,411	$8,246

The allowance for loan losses was 1.26% of total loans, or $8.1 million, at March 31, 2013 compared to 1.28% of total loans, or $8.2 million at December 31, 2012 and 1.32% of total loans, or $8.5 million at March 31, 2012.
Net charge-offs for the quarter were $0.3 million, or 0.05% of average loans, compared to $0.5 million, or 0.08% of average loans, for the same period a year ago.  For the twelve months ended March 31, 2013, net charge-offs were $1.7 million, or 0.26% of average loans, compared to $4.7 million, or 0.76% of average loans for the twelve months ended March 31, 2012.  Quarterly net charge-offs have remained relatively stable during the past 12 months.

Capital
Over the past twelve months, stockholders’ equity increased 5.4% to a record $86.6 million.  The tangible equity ratio at March 31, 2013 has increased to 9.69% compared to 9.50% a year ago.  Tangible book value per common share has increased to a record $40.62, an increase of 7.2% compared to a year ago.  Risk based capital increased to 14.38%compared to 14.12% a year ago; and the equity to asset ratio increased to 10.07% from 9.90% a year ago.
Over the past twelve month period, total assets increased 3.7% or $30.6 million to $860.3 million.

QUARTERLY COMPARISON	Mar ‘13	Dec ‘12	Sep '12	Jun '12	Mar '12
Stockholders’ Equity (in millions)	$86.6	$84.8	$83.5	$81.7	$82.2
Ratio of Equity to Assets	10.07%	10.09%	9.81%	9.68%	9.90%
Basic Earnings Per Share	$0.76	$1.51	$1.02	$0.84	$0.83
Diluted Earnings per Share	$0.75	$1.49	$1.01	$0.83	$0.28
Tangible Equity Ratio	9.69%	9.70%	9.42%	9.29%	9.50%
Total Risk-Based Capital Ratio	14.38%	14.34%	14.09%	13.79%	14.12%
Book Value per Common Share	$42.40	$41.65	$41.09	$40.32	$39.68
Tangible Book Value Per Common Share	$40.62	$39.86	$39.29	$38.51	$37.91
Total Assets (in millions)	$860.3	$839.7	$852.0	$843.8	$829.7

Net Income and Dividends

On November 28, 2012, the Board of Directors declared a $0.365 per share quarterly dividend.  In addition, the Board declared a special, accelerated first quarter dividend of $0.365 per share. The Company did not declare an additional dividend for the first quarter of 2013.

QUARTERLY COMPARISON (In 000’s)	Mar ‘13	Dec ‘12	Sep '12	Jun '12	Mar '12
Dividends Declared Per Share	$0.00	$0.73	$0.365	$0.365	$0.365
Basic Earnings Per Common Share	$0.76	$1.51	$1.02	$0.84	$0.83
Diluted Earnings Per Common Share	$0.75	$1.49	$1.01	$0.83	$0.82
Return on Avg. Assets	0.74%	1.44%	0.98%	0.83%	0.83%
Return on Avg. Equity	7.19%	14.17%	9.81%	8.28%	8.22%

Operating Revenue

Net Interest Income QUARTERLY COMPARISON (In 000’s)	Mar ‘13	Dec ‘12	Sep ‘12	Jun ‘12	Mar ‘12
Interest Income	$9,002	$9,571	$9,836	$9,725	$9,807
Interest Expense	1,697	1,832	1,895	1,993	2,111
Net Interest Income	$7,305	$7,739	$7,941	$7,732	$7,696

Interest income decreased in the quarter ended March 31, 2013 as compared to the linked quarter, primarily due to the sale of $46.3 million of conforming mortgage loans during the linked quarter.

Net Interest Margin and Spread QUARTERLY COMPARISON	Mar ‘13	Dec ‘12	Sep '12	Jun '12	Mar '12
Yield on Earning Assets	4.66%	4.92%	5.07%	5.10%	5.20%
Cost of Interest Bearing Liabilities	1.04%	1.11%	1.14%	1.23%	1.31%
Spread	3.62%	3.80%	3.93%	3.87%	3.90%
Net Interest Margin	3.78%	3.98%	4.10%	4.06%	4.08%

Net interest margin amounted to 3.78% for the three month period ended March 31, 2013 compared to 4.08% for the three months ended March 31, 2012.  The decrease was primarily due to low market interest rates and the asset sensitivity of the balance sheet.  The Company manages the risk of interest rates possibly rising in the future by continuing to grow core deposits, primarily checking and savings accounts, and by investing in longer term Federal Home Loan Bank advances.
Spread amounted to 3.62% for the three month period ended March 31, 2013, compared to 3.90% for the same period in the previous year.  Compared to the same quarter last year, average yield on earnings assets decreased 54 basis points from 5.20% to 4.66%, while the average cost of funds decreased 27 basis points from 1.31%  to  1.04%.
Operating revenue for the quarter ended March 31, 2013, consisting of net interest income (before provisions for loan losses) plus non-interest income, amounted to $11.3 million, which was $0.3 million lower than the same quarter in 2012.

The table below reflects the Company’s operating revenues in millions over the past five quarters:

Operating Revenue QUARTERLY COMPARISON (in millions)	Mar ‘13	Dec ‘12	Sep '12	Jun '12	Mar '12
Net Interest Income	$7.3	$7.7	$7.9	$7.7	$7.7
Non-Interest Income	4.0	5.8	4.2	3.7	3.9
Operating Revenue	$11.3	$13.5	$12.1	$11.4	$11.6

Non-Interest Income
           Non-interest income decreased to $4.0 million for the quarter ended March 31, 2013 from $5.8 million for the linked quarter due to the $2.0 million gain on the sale of mortgage loans during the linked quarter, but increased slightly from $3.9 million for the quarter ended March 31, 2012.  Non-interest income amounted to 1.87% of average assets for the quarter, compared to 2.73% for the linked quarter and 1.89% a year ago.

Non-Interest Income & Expense QUARTERLY COMPARISON (in thousands)	Mar ‘13	Dec ‘12	Sep ‘12	Jun ‘12	Mar '12
Interchange fee Income	$839	$826	$847	$917	$843
Other Non-Interest Income	$3,131	$4,986	$3,361	$2,734	$3,038
Total Non-Interest Income	$3,971	$5,812	$4,208	$3,651	$3,881
Total Non-Interest Income/Avg. Assets	1.87%	2.73%	1.99%	1.76%	1.89%
Non-Interest Expense	$8,705	$8,752	$8,534	$8,287	$8,445
Non-Interest Expense/Avg. Assets	4.11%	4.11%	4.03%	3.99%	4.11%

Non-Interest Expense
For the quarter ended March 31, 2013, non-interest expense was $8.7 million, or 4.11% of average assets, compared to the $8.8 million, or 4.11% of average assets, for the linked quarter.    Non-interest expense increased $0.3 million, or 3.1%, to $8.7 million for the quarter ended March 31, 2013 from $8.4 million for the quarter ended March 31, 2012, primarily due to compensation and marketing expenses.

Loans

QUARTERLY COMPARISON (In 000,000’s)	Mar ‘13	Dec ‘12	Sep '12	Jun '12	Mar '12
SmartGrowth Loans
Consumer	$115.8	$113.4	$110.2	$109.3	$106.6
Commercial	212.4	220.5	215.2	216.9	208.6
Home Equity	42.1	42.5	43.2	44.5	46.5
SmartMortgages	104.0	100.8	111.1	106.5	102.2
Total SmartGrowth Loans	$474.3	$477.2	$479.7	$477.2	$463.9
Mortgage Loans (owner occupied conforming)	169.0	165.4	194.7	183.3	177.6
Total Loans	$643.3	$642.6	$674.4	$660.5	$641.5

Linked Quarter Comparison.  Gross loans receivable increased to $643.3 million at March 31, 2013, from $642.6 million at December 31, 2012, an increase of $0.7 million, or 0.1%.  SmartGrowth Loans, consisting of commercial loans, home equity loans, SmartMortgage loans and consumer loans, were $474.3 million, or 73.7% of total loans at March 31, 2013, compared to $477.2 million, or 74.3% of total loans at December 31, 2012, a three month decrease of $2.9 million, or 0.6% primarily due to the payoff of three large commercial relationships.
Commercial loan balances at March 31, 2013 amounted to $212.4 million, compared to $220.5 million at December 31, 2012, a three month decrease of $8.1 million or 3.7%.  Darryl Broussard, Sr. Vice President and Chief Lending Officer stated, “Two performing commercial relationships totaling approximately $8 million paid off amid circumstances that we do not expect to be a trend.  A portion of the decrease in commercial loans is attributable to the payoff of a $3.8 million non-performing loan during March.  Additionally, commercial loan production has increased 80% during the first half of the fiscal year compared to last year.  Our commercial loan pipeline is up significantly over last year.”
Consumer loan balances at March 31, 2013 amounted to $115.8 million, compared to $113.4 million at December 31, 2012, a linked quarter increase of $2.4 million, or 2.2%.
One Year Comparison.  Gross loans receivable increased to $643.3 million at March 31, 2013 from $641.5 million at March 31, 2012, a twelve month increase of $1.8 million, or 0.3%.  SmartGrowth Loans increased to $474.3 million at March 31, 2013, from $463.9 million at March 31, 2012, a twelve month increase of $10.4 million, or 2.2%.
Commercial loan balances at March 31, 2013 amounted to $212.4 million, compared to $208.6 million at March 31, 2012, a twelve month increase of $3.8 million, or 1.8%.  Consumer loan balances at March 31, 2013 amounted to $115.8 million, compared to $106.6 million at March 31, 2012 a twelve month increase of $9.2 million, or 8.6%.  “Quality loan origination and retention are a major focus for Teche,” said Broussard. “The current favorable economic climate in South Louisiana provides a strong tailwind for us.”

Deposits

QUARTERLY COMPARISON (In 000,000’s)	Mar ‘13	Dec ‘12	Sep '12	Jun '12	Mar '12
SmartGrowth Deposits
Checking	$259.0	$230.8	$220.3	$218.7	$223.3
Money Market	52.1	55.0	55.2	52.5	54.8
Savings	210.6	204.2	198.7	198.1	194.9
Total SmartGrowth Deposits	$521.7	$490.0	$474.2	$469.3	$473.0
Time Deposits	138.7	140.6	143.5	146.2	157.5
Total Deposits	$660.4	$630.6	$617.7	$615.5	$630.5

Linked Quarter Comparison.  Total deposits increased to $660.4 million at March 31, 2013, from $630.6 million at December 31, 2012, a linked quarter increase of $29.8 million, or 4.7%. The Company’s SmartGrowth Deposit Accounts, consisting of checking accounts, money market accounts, and savings accounts increased $31.7 million, or 6.5%, to $521.7 million at March 31, 2013, from $490.0 million at December 31, 2012.
Checking account balances increased $28.2 million, or 12.2%, to $259.0 million at March 31, 2013, from $230.8 million at December 31, 2012.
One Year Comparison. Total deposits increased to $660.4 million at March 31, 2013, from $630.5 million at March 31, 2012, a twelve month increase of $29.9 million, or 4.7%.  Total SmartGrowth Deposits increased $48.7 million, or 10.3% from $473.0 million at March 31, 2012 to $521.7 million at March 31, 2013.
SmartGrowth Deposits amounted to 79.0% of total deposits as of March 31, 2013 compared to 75.0% at March 31, 2012.
Checking account balances have increased 16.0%, or $35.7 million, in the past twelve months from $223.3 million at March 31, 2012 to $259.0 million at March 31, 2013. Checking account balances at March 31, 2013 accounted for 39.2% of total deposits compared to 35.4% of total deposits at March 31, 2012.

Teche Holding Company is the parent company of Teche Federal Bank, which operates twenty offices in South Louisiana and serves over 68,000 customers.  Teche is the fourth largest publicly traded bank holding company based in Louisiana with over $860 million in assets. Deposits at Teche Federal Bank are insured up to the legal maximum amount by the Federal Deposit Insurance Corporation (FDIC).  Teche Holding Company’s common stock is traded under the symbol “TSH” on the NYSE-MKT.

Statements contained in this news release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, factors discussed in documents filed by Teche Holding Company with the Securities and Exchange Commission from time to time.   The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

TECHE HOLDING COMPANY
(Dollars in thousands, except per share data)
New Iberia, LA
Statements of Income
(UNAUDITED)
	THREE MONTHS ENDED
	Mar.	Dec.	Sep.	Jun.	Mar.
Condensed Statements of Income	2013	2012	2012	2012	2012
Interest Income	$ 9,002	$ 9,571	$ 9,836	$ 9,725	$ 9,807
Interest Expense	1,697	1,832	1,895	_1,993	_2,111
Net Interest Income	7,305	7,739	7,941	7,732	7,696
Provision for Loan Losses	250	150	500	510	550
Net Interest Income after
Provision for Loan Losses	7,055	7,589	7,441	7,222	7,146
Non Interest Income	3,971	5,812	4,208	3,651	3,881
Non Interest Expense	8,705	8,752	8,534	8,287	8,445
Income Before Income Taxes	2,321	4,649	3,115	2,586	2,582
Income Taxes	762	1,577	1,042	854	874
Net Income	$ 1,559	$ 3,072	$ 2,073	$ 1,732	$ 1,708
Selected Financial Data
Dividends Declared Per Share	$0.00	$0.73	$0.365	$0.365	$0.365
Basic Earnings Per Common Share	$0.76	$1.51	$1.02	$0.84	$0.83
Diluted Earnings Per Common Share	$0.75	$1.49	$1.01	$0.83	$0.82
Annualized Return on Avg. Assets	0.74%	1.44%	0.98%	0.83%	0.83%
Annualized Return on Avg. Equity	7.19%	14.17%	9.81%	8.28%	8.22%
Annualized Return on Avg.
Tangible Equity (1)	7.52%	14.80%	10.25%	8.67%	8.61%
Yield on Interest Earning Assets	4.66%	4.92%	5.07%	5.10%	5.20%
Cost of Interest Bearing Liabilities	1.04%	1.11%	1.14%	1.23%	1.31%
Spread	3.62%	3.80%	3.93%	3.87%	3.90%
Net Interest Margin	3.78%	3.98%	4.10%	4.06%	4.08%
Non-Interest Income/Avg. Assets	1.87%	2.73%	1.99%	1.76%	1.89%
Non-Interest Expense/Avg. Assets	4.11%	4.11%	4.03%	3.99%	4.11%
Quarterly Net Charge-offs/Avg. Loans	0.05%	0.07%	0.05%	0.08%	0.08%
Weighted avg. shares Outstanding
Basic	2,038	2,039	2,028	2,055	2,067
Diluted	2,066	2,064	2,061	2,078	2,088
AVERAGE BALANCE SHEET DATA
Total Assets	$847,615	$851,126	$846,114	$830,958	$821,582
Earning assets	$772,248	$778,592	$775,399	$762,007	$753,980
Loans	$641,192	$667,191	$665,952	$648,640	$636,356
Interest-bearing deposits	$538,889	$527,476	$521,708	$523,488	$522,420
Total deposits	$640,504	$623,689	$612,785	$617,209	$608,777
Total stockholders’ equity	$86,682	$ 86,713	$ 84,525	$ 83,643	$ 83,095

(1) Eliminates the effect of goodwill and the core deposit intangible assets and the related amortization expense on a tax effected basis. The amount was calculated using the following information.

Average Stockholders’ Equity	$ 86,682	$ 86,713	$ 84,525	$ 83,643	$ 83,095
Less average goodwill and other intangible assets,
net of related income taxes	3,656	3,657	3,659	3,664	3,665
Average Tangible Equity	$ 83,026	$ 83,056	$ 80,866	$ 79,979	$ 79,430

Net Income	$ 1,559	$ 3,072	$ 2,073	$ 1,732	$ 1,708
Plus Amortization of core deposit
intangibles, net of related income taxes	1	1	1	2	2
Net Income, as adjusted	$ 1,560	$ 3,073	$ 2,074	$ 1,734	$ 1,710

TECHE HOLDING COMPANY
(Dollars in thousands, except per share data)
New Iberia, LA
Statements of Income
(UNAUDITED)
	FISCAL YEAR TO DATE (SIX MONTHS) ENDED
	Mar.	Mar.
	2013	2012	$Change	%Change
Interest Income	$18,573	$19,573	$(1,000)	-5.1%
Interest Expense	3,529	4,191	(662)	-15.8%
Net Interest Income	15,044	15,382	(338)	-2.2%
Provision for Loan Losses	400	900	(500)	-55.6
Net Interest Income after
Provision for Loan Losses	14,644	14,482	162	1.1%
Non Interest Income	9,783	7,649	2,134	27.9%
Non Interest Expense	17,457	16,892	565	3.3%

Income Before Income Taxes	6,970	5,239	1,731	33.0%
Income Taxes	2,339	1,759	580	33.0%
Net Income	$ 4,631	$ 3,480	$1,151	33.1%
Selected Financial Data
Dividends Declared Per Share	$0.73	$0.725	$0.05	0.7%
Basic Earnings Per Common Share	$2.27	$1.69	$0.58	34.3%
Diluted Earnings Per Common Share	$2.24	$1.67	$0.57	34.1%
Annualized Return on Avg. Assets	1.09%	0.86%	0.23%	26.7%
Annualized Return on Avg. Equity	10.68%	8.54%	2.14%	25.1%
Annualized Return on Avg.
Tangible Equity (1)	11.16%	8.94%	2.22%	24.8%
Yield on Interest Earning Assets	4.79%	5.25%	-0.46%	-8.8%
Cost of Interest Bearing Liabilities	1.08%	1.31%	-0.23%	-17.6%
Spread	3.71%	3.94%	-0.23%	-5.8%
Net Interest Margin	3.88%	4.12%	-0.24%	-5.8%
Non-Interest Income/Avg. Assets	2.30%	1.88%	-0.42%	22.3%
Non-Interest Expense/Avg. Assets	4.11%	4.16%	-0.05%	-1.2%
Quarterly Net Charge-offs/Avg. Loans	0.13%	0.12%	0.01%	8.3%
Weighted avg. shares Outstanding
Basic	2,039	2,063	-24	-1.2%
Diluted	2,065	2,083	-18	-0.9%
AVERAGE BALANCE SHEET DATA
Total Assets	$849,384	$812,252	$37,132	4.6%
Earning assets	$775,458	$745,806	$29,652	4.0%
Loans	$654,336	$628,673	$25,663	4.1%
Interest-bearing deposits	$533,117	$517,731	$15,386	3.0%
Total deposits	$632,001	$601,532	$30,469	5.1%
Total stockholders’ equity	$86,694	$ 81,536	$5,158	6.3%

(1) Eliminates the effect of goodwill and the core deposit intangible assets and the related amortization expense on a tax effected basis. The amount was calculated using the following information.

Average Stockholders’ Equity	$86,694	$81,536	$ 5,158	6.3%
Less average goodwill and other intangible assets,
net of related income taxes	3,658	3,665	(7)	-0.2%
Average Tangible Equity	83,036	77,871	5,165	6.6%

Net Income	4,631	3,480	1,151	33.1%
Plus Amortization of core deposit
intangibles, net of related income taxes	2	_____6	(4)	-66.6%
Net Income, as adjusted	$ 4,633	$ 3,486	$ 1,147	32.9%

TECHE HOLDING COMPANY
(Dollars in thousands, except per share data)
New Iberia, LA
Balance Sheet
(UNAUDITED)

	Mar. 2013	Dec. 2012	Sep. 2012	Jun. 2012	Mar. 2012
SmartGrowth Loans
Consumer	$115,803	$113,365	$110,235	$109,287	$106,596
Commercial	212,359	220,463	215,212	216,929	208,579
Home Equity	42,107	42,546	43,233	44,513	46,486
SmartMortgage Loans	104,040	100,859	111,072	106,532	102,228
Total SmartGrowth Loans	474,309	477,233	479,752	477,261	463,889
Mortgage Loans (owner occupied conforming)	168,989	165,364	194,650	183,274	177,566
	643,298	642,597	674,402	660,535	641,455
Allowance for Loan Losses	(8,135)	(8,234)	(8,559)	(8,411)	(8,450)
Loans Receivable, Net	635,163	634,363	665,843	652,124	633,005

Cash and Securities	162,262	142,406	124,080	129,750	136,841
Goodwill and Other Intangibles	3,656	3,657	3,659	3,661	3,664
Foreclosed Real Estate	639	697	513	625	397
Other	58,609	58,575	57,867	57,608	55,799
TOTAL ASSETS	$860,329	$839,698	$851,962	$843,768	$829,706

SmartGrowth Deposits
Checking	$259,014	$230,845	$220,268	$218,717	$223,228
Money Market	52,077	54,955	55,251	52,478	54,817
Savings	210,636	204,241	198,667	198,042	194,919
Total Smart Growth Deposits	521,727	490,041	474,186	469,237	472,964
Time Deposits	138,728	140,598	143,536	146,227	157,547
Total Deposits	660,455	630,639	617,722	615,464	630,511

FHLB Advances	107,903	117,034	142,751	139,955	110,344
Other Liabilities	5,340	7,258	7,948	6,669	6,682
Stockholders’ Equity	86,631	84,767	83,541	81,680	82,169
TOTAL LIABILITIES AND
STOCKHOLDERS’ EQUITY	$860,329	$839,698	$851,962	$843,768	$829,706

Ratio of Equity to Assets	10.07%	10.09%	9.81%	9.68%	9.90%
Tangible Equity Ratio	9.69%	9.70%	9.42%	9.29%	9.50%
Total Risk-Based Capital Ratio	14.38%	14.34%	14.09%	13.79%	14.12%
Book Value per Common Share	$42.40	$41.65	$41.09	$40.32	$39.68
Tangible Book Value Per Common Share (1)	$40.62	$39.86	$39.29	$38.51	$37.91
Shares Outstanding (in thousands)	2,043	2,035	2,033	2,026	2,071
Non-performing Assets/Total Assets	0.68%	1.20%	1.28%	1.34%	1.43%
ALLL/Loans	1.26%	1.28%	1.27%	1.27%	1.32%
ALLL/NPLs	158.54%	87.76%	82.52%	79.63%	74.02%

(1) Eliminates the effect of goodwill and the core deposit intangible assets and the related amortization expense on a tax affected basis. The amount was calculated using the following information.

Stockholders’ Equity	$86,631	$84,767	$83,541	$81,680	$82,169
Less goodwill and other Intangible
assets, net of related income taxes	(3,654)	(3,656)	(3,655)	(3,658)	(3,654)
Tangible Stockholders’ Equity	$82,977	$81,111	$79,886	$78,022	$78,515

Total Assets	$860,329	$839,698	$851,962	$843,768	$829,706
Less goodwill and other Intangible
assets, net of related income taxes	(3,654)	(3,656)	(3,655)	(3,658)	(3,654)
Total Tangible Assets	$856,675	$836,042	$848,307	$840,110	$826,052

Quarter-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
March 31, 2013	Loans	Offs	Offs	Non Accrual	Non Accrual
(In 000’s)	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$14,902	$--	0.00%	$--	0.0%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	21,431	15	0.07%	28	0.1%
All Other
Secured by First Liens	$356,098	183	0.05%	$2,831	0.8%
Secured by Junior Liens	6,625	--	0.00%	--	0.0%
Multifamily (5+ Dwelling Units)	19,848	--	0.00%	911	4.6%
Nonresidential Property (Except Land)	103,626	(15)	(0.01%)	347	0.3%
Land	30,000	34	0.11%	820	2.7%
Consumer	20,125	14	0.07%	96	0.5%
Commercial	9,875	20	0.20%	724	7.3%
Subtotal – Real Estate Loans	$552,530	217	0.04%	$4,937	0.9%

Non-Real Estate Loans:
Commercial Loans	$29,942	$--	0.00%	$14	0.0%
Consumer Loans:
Loans on Deposits	3,416	1	0.03%	25	0.7%
Auto Loans	2,459	--	0.00%	5	0.2%
Mobile Home Loans	38,626	124	0.32%	225	0.6%
Other	16,325	7	0.04%	123	0.8%
Subtotal – Non Real Estate Loans	$90,768	131	0.14%	$392	0.4%

Gross Loans	$643,298	$349	0.05%	$5,329	0.8%

Non-accruals	$4,994
90 + Days Past Due	335
OREO & Foreclosed	723
Nonperforming Assets (Net)	$6,052
Performing TDRs	--

Quarter-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
December 31, 2012	Loans	Offs	Offs	Non Accrual	Non Accrual
(In 000’s)	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$17,108	$--	0.00%	$--	0.0%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	20,839	--	0.00%	68	0.3%
All Other
Secured by First Liens	347,104	285	0.08%	2,888	0.8%
Secured by Junior Liens	6,800	--	0.00%	--	0.0%
Multifamily (5+ Dwelling Units)	20,112	--	0.00%	943	4.7%
Nonresidential Property (Except Land)	103,307	--	0.00%	212	0.2%
Land	34,040	121	0.36%	4,714	13.8%
Consumer	19,973	--	0.00%	177	0.9%
Commercial	14,067	121	0.86%	4,537	32.3%
Subtotal – Real Estate Loans	$549,310	$406	0.07%	$8,825	1.6%

Non-Real Estate Loans:
Commercial Loans	$33,364	$--	0.00%	$14	0.0%
Consumer Loans:
Loans on Deposits	3,431	--	0.00%	50	1.5%
Auto Loans	2,198	13	0.59%	8	0.4%
Mobile Home Loans	38,055	54	0.14%	645	1.7%
Other	16,239	2	0.01%	39	0.2%
Subtotal – Non Real Estate Loans	$93,287	$69	0.07%	$756	0.8%

Gross Loans	$642,597	$475	0.07%	$9,581	1.5%

Non-accruals	$9,177
90 + Days Past Due	404
OREO & Foreclosed	683
Nonperforming Assets (Net)	$10,264
Performing TDRs	--

Quarter-End Loan Data	Total	Net Charge-	Net Charge-	90 Days +	90 Days +
September 30, 2012	Loans	Offs	Offs	Non Accrual	Non Accrual
(In 000’s)	Dollars	Dollars	Percentage	Dollars	Percentage
Real Estate Loans
Construction	$16,835	$--	0.00%	$--	0.0%
Permanent, Secured by:
1-4 Dwelling Units:
Revolving, Open-End Loans (HELOC)	20,641	--	0.00%	127	0.6%
All Other
Secured by First Liens	383,954	285	0.07%	4,140	1.1%
Secured by Junior Liens	6,892	--	0.00%	181	2.6%
Multifamily (5+ Dwelling Units)	21,248	--	0.00%	--	0.0%
Nonresidential Property (Except Land)	99,347	26	0.03%	810	0.8%
Land	32,652	(4)	0.01%	4,530	13.9%
Consumer	19,340	--	0.00%	186	1.0%
Commercial	13,312	(4)	(0.03)%	4,344	32.6%
Subtotal – Real Estate Loans	$581,569	$307	0.05%	$9,788	1.7%

Non-Real Estate Loans:
Commercial Loans	$34,032	$--	0.00%	$2	0.0%
Consumer Loans:
Loans on Deposits	3,636	--	0.00%	89	2.4%
Auto Loans	2,112	--	0.00%	21	1.0%
Mobile Home Loans	37,030	30	0.08%	425	1.1%
Other	16,023	15	0.09%	47	0.3%
Subtotal – Non Real Estate Loans	$92,833	$45	0.05%	$584	0.6%

Gross Loans	$674,402	$352	0.05%	$10,372	1.5%

Non-accruals	$10,021
90 + Days Past Due	351
OREO & Foreclosed	490
Nonperforming Assets (Net)	$10,862
Performing TDRs	--

Loans: Linked Quarter Comparison
Average Loan	03/31/2013	03/31/2013	12/31/2012	12/31/2012	Change	Change
Balances & Yields (In 000’s)	Balance	Yield	Balance	Yield	Balance	Yield
Real Estate Loans
1-4 Family	$393,736	4.77%	$416,485	4.84%	$(22,749)	-0.07%
Commercial	135,064	4.95%	136,251	5.25%	(1,187)	-0.30%
	528,800	4.81%	552,736	4.94%	(23,936)	-0.13%

Non-Real Estate Loans
Commercial	$31,782	5.05%	$35,093	5.41%	$(3,311)	-0.36%
Consumer	80,610	8.95%	79,362	9.05%	1,248	-0.10%
	112,392	7.85%	114,455	7.93%	(2,063)	-0.08%

Total All Loans	$641,192	5.34%	$667,191	5.45%	$(25,999)	-0.11%

Prior Year Comparison	03/31/2013	03/31/2013	03/31/2012	03/31/2012	Change	Change
Average Loan Balances & Yields (In 000’s)	Balance	Yield	Balance	Yield	Balance	Yield
Real Estate Loans
1-4 Family	$393,736	4.77%	$396,005	5.19%	$(2,269)	-0.42%
Commercial	135,064	4.95%	137,203	5.54%	(2,139)	-0.59%
	528,800	4.81%	533,208	5.28%	(4,408)	-0.47%

Non-Real Estate Loans
Commercial	$31,782	5.05%	$26,721	5.77%	$5,061	-0.72%
Consumer	80,610	8.95%	76,427	9.16%	4,183	-0.21%
	112,392	7.85%	103,148	8.28%	9,244	-0.43%

Total All Loans	$641,192	5.34%	$636,356	5.76%	$4,836	-0.42%

Loans: Linked Quarter Comparison
Average Loan	12/31/2012	12/31/2012	09/30/2012	09/30/12	Change	Change
Balances & Yields (In 000’s)	Balance	Yield	Balance	Yield	Balance	Yield
Real Estate Loans
1-4 Family	$416,485	4.84%	$419,789	4.95%	$(3,304)	-0.11%
Commercial	136,251	5.25%	135,547	5.40%	704	-0.15%
	552,736	4.94%	555,336	5.06%	$(2,600)	-0.12%

Non-Real Estate Loans
Commercial	$35,093	5.41%	$31,963	5.64%	$3,130	-0.23%
Consumer	79,362	9.05%	78,653	9.21%	709	-0.16%
	114,455	7.93%	110,616	8.18%	3,839	-0.25%

Total All Loans	$667,191	5.45%	$665,952	5.58%	$1,239	-0.13%

Prior Year Comparison	12/31/2012	12/31/2012	12/31/2011	12/31/2011	Change	Change
Average Loan Balances & Yields (in 000's)	Balance	Yield	Balance	Yield	Balance	Yield
Real Estate Loans
1-4 Family	$416,485	4.84%	$384,094	5.21%	$32,391	-0.37%
Commercial	136,251	5.25%	132,074	5.64%	4,177	-0.39%
	552,736	4.94%	516,168	5.32%	36,568	-0.38%

Non-Real Estate Loans
Commercial	$35,093	5.41%	$27,258	6.06%	$7,835	-0.65%
Consumer	79,362	9.05%	77,647	9.33%	1,715	-0.28%
	114,455	7.93%	104,905	8.48%	9,550	-0.55%

Total All Loans	$667,191	5.45%	$621,073	5.85%	$46,118	-0.40%

Loans: Linked Quarter Comparison
Average Loan	09/30/2012	09/30/2012	06/30/2012	06/30/2012	Change	Change
Balances & Yields (In 000’s)	Balance	Yield	Balance	Yield	Balance	Yield
Real Estate Loans
1-4 Family	$419,789	4.95%	$407,115	5.03%	$12,674	-0.08%
Commercial	135,547	5.40%	136,402	5.57%	$(855)	-0.17%
Total Real Estate Loans	555,336	5.06%	543,517	5.18%	11,819	-0.12%

Non-Real Estate Loans
Commercial	$31,963	5.64%	$28,206	5.46%	$3,757	0.18%
Consumer	78,653	9.21%	76,917	9.10%	1,736	0.11%
Total Non-Real Estate Loans	110,616	8.18%	105,123	8.13%	5,493	0.05%

Total All Loans	$665,952	5.58%	$648,640	5.63%	$17,312	-0.05%

Loans: Prior Year Comparison
Average Loan	09/30/2012	09/30/2012	09/30/2011	09/30/2011	Change	Change
Balances & Yields (In 000’s)	Balance	Yield	Balance	Yield	Balance	Yield
Real Estate Loans
1-4 Family	$401,968	5.08%	$353,573	5.73%	$48,395	-0.65%
Commercial	135,300	5.51%	131,192	5.63%	4,108	-0.12%
	537,268	5.19%	484,765	5.70%	52,503	-0.51%

Non-Real Estate Loans
Commercial	$28,543	5.79%	$26,211	5.99%	$2,332	-0.20%
Consumer	77,413	9.21%	79,378	9.42%	(1,965)	-0.21%
	105,956	8.29%	105,589	8.57%	367	-0.28%

Total All Loans	$643,224	5.70%	$590,354	6.21%	$52,870	-0.51%

Interest-bearing Liabilities: Linked Quarter Comparison
Average balances	03/31/2013	03/31/2013	12/31/2012	12/31/2012	Change	Change	%Balance
(In 000’s)	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$138,875	0.18%	$128,492	0.22%	$10,383	-0.04%	8.1%
Non-interest bearing Deposits	101,615	0.00%	96,213	0.00%	5,402	-0.00%	5.6%
Checking Total	$240,490	0.10%	$224,705	0.12%	$15,785	-0.02%	7.0%

Savings Accounts	$207,972	0.23%	$203,181	0.33%	$4,791	-0.10%	2.4%
Money Market Accounts	52,370	0.11%	54,445	0.15%	(2,075)	-0.04%	-3.8%

Total Smart Growth Deposits	$500,832	0.16%	$482,331	0.21%	$18,501	-0.05%	3.8%

Time Deposits	$139,672	1.50%	$141,358	1.62%	$(1,686)	-0.12%	-1.2%

Total Deposits	$640,504	0.45%	$623,689	0.53%	$16,815	-0.08%	2.7%

FHLB Advances	$114,063	3.43%	$131,845	3.04%	$(17,782)	0.39%	-13.5%

Total Interest-bearing liabilities	$652,952	1.04%	$659,321	1.11%	$(6,369)	-0.07%	-1.0%

Non-interest bearing Deposits	$101,615	0.00%	$96,213	0.00%	$5,402	0.00%	5.6%

Interest-bearing Liabilities: Prior Year Comparison
Average balances	03/31/2013	03/31/2013	03/31/2012	03/31/2012	Change	Change	%Balance
(In 000’s)	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$138,875	0.18%	$119,544	0.19%	$19,331	-.0.01%	16.2%
Non-interest bearing Deposits	101,615	0.00%	86,358	0.00%	15,257	0.00%	17.7%
Checking Total	$240,490	0.10%	$205,902	0.11%	$34,588	-0.01%	16.8%

Savings Accounts	$207,972	0.23%	$190,365	0.32%	$17,607	-0.09%	9.2%
Money Market Accounts	52,370	0.11%	53,727	0.25%	(1,357)	-0.14%	-2.5%

Total Smart Growth Deposits	$500,832	0.16%	$449,994	0.22%	$50,838	-0.06%	11.3%

Time Deposits	$139,672	1.50%	$158,784	2.16%	$(19,112)	-0.66%	-12.0%

Total Deposits	$640,504	0.45%	$608,778	0.72%	$31,726	-0.27%	5.2%

FHLB Advances	$114,063	3.43%	$123,665	3.28%	$(9,602)	0.15%	-7.8%

Total Interest-bearing liabilities	$652,952	1.04%	$646,085	1.31%	$6,867	-0.27%	1.1%

Non-interest bearing Deposits	$101,615	0.00%	$86,358	0.00%	$15,257	0.00%	17.7%

Interest-bearing Liabilities: Linked Quarter Comparison
Average balances	12/31/2012	12/31/2012	9/30/2012	9/30/2012	Change	Change	%Balance
(In 000’s)	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$128,492	0.22%	$124,017	0.22%	$4,475	0.00%	3.6%
Non-interest bearing Deposits	96,213	0.00%	91,077	0.00%	5,136	0.00%	5.6%
Checking Total	$224,705	0.12%	$215,094	0.12%	$9,611	0.00%	4.5%

Savings Accounts	$203,181	0.33%	$198,079	0.33%	$5,102	0.00%	2.6%
Money Market Accounts	54,445	0.15%	54,791	0.18%	(346)	-0.03%	-0.6%

Total Smart Growth Deposits	$482,331	0.21%	$467,964	0.22%	$14,367	-0.01%	3.1%

Time Deposits	$141,358	1.62%	$144,821	1.75%	$(3,463)	-0.13%	-2.4%

Total Deposits	$623,689	0.53%	$612,785	0.58%	$10,904	-0.05%	1.8%

FHLB Advances	$131,845	3.04%	$141,565	2.85%	$(9,720)	0.19%	-6.9%

Total Interest-bearing liabilities	$659,321	1.11%	$663,273	1.14%	$(3,952)	-0.03%	-0.6%

Non-interest bearing Deposits	$96,213	0.00%	$91,077	0.00%	$5,136	0.00%	5.6%

Interest-bearing Liabilities: Prior Year Comparison
Average balances	12/31/2012	12/31/2012	12/31/2011	12/31/2011	Change	Change	%Balance
(In 000’s)	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$128,492	0.22%	$111,078	0.18%	$17,414	0.04%	15.7%
Non-interest bearing Deposits	96,213	0.00%	81,272	0.00%	14,941	0.00%	18.4%
Checking Total	$224,705	0.12%	$192,350	0.11%	$32,355	0.01%	16.8%

Savings Accounts	$203,181	0.33%	$186,897	0.31%	$16,284	0.02%	8.7%
Money Market Accounts	54,445	0.15%	54,473	0.23%	(28)	-0.08%	-0.1%

Total Smart Growth Deposits	$482,331	0.21%	$433,720	0.21%	$48,611	0.00%	11.2%

Time Deposits	$141,358	1.62%	$160,656	2.24%	$(19,298)	-0.62%	-12.0%

Total Deposits	$623,689	0.53%	$594,376	0.76%	$29,313	-0.23%	4.9%

FHLB Advances	$131,845	3.04%	$120,740	3.15%	$11,105	-0.11	9.2%

Total Interest-bearing liabilities	$659,321	1.11%	$633,844	1.31%	$25,477	-0.20%	4.0%

Non-interest bearing Deposits	$96,213	0.00%	$81,272	0.00%	$14,941	0.00%	18.4%

Interest-bearing Liabilities: Linked Quarter Comparison
Average balances	09/30/2012	09/30/2012	06/30/2012	06/30/2012	Change	Change	%Balance
(In 000’s)	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$124,017	0.22%	$123,851	0.20%	$166	0.02%	0.1%
Non-interest bearing Deposits	91,077	0.00%	93,721	0.00%	(2,644)	0.00%	-2.8%
Checking Total	$215,094	0.12%	$217,572	0.12%	$(2,478)	0.00%	-1.1%

Savings Accounts	$198,079	0.33%	$196,611	0.33%	$1,468	0.00%	0.7%
Money Market Accounts	54,791	0.18%	52,489	0.25%	2,302	-0.07%	4.4%

Total Smart Growth Deposits	$467,964	0.22%	$466,672	0.22%	$1,292	0.00%	0.3%

Time Deposits	$144,821	1.75%	$150,537	1.92%	$(5,716)	-0.17%	-3.8%

Total Deposits	$612,785	0.58%	$617,209	0.64%	$(4,424)	-0.06%	-0.7%

FHLB Advances	$141,565	2.85%	$123,681	3.27%	$17,884	-0.42%	14.5%

Total Interest-bearing liabilities	$663,273	1.14%	$647,169	1.23%	$16,104	-0.09%	2.5%

Non-interest bearing Deposits	$91,077	0.00%	$93,721	0.00%	$(2,644)	0.00%	-2.8%

Interest-bearing Liabilities: Average Quarter Balances
Average balances	09/30/2012	09/30/2012	09/30/2011	09/30/2011	Change	Change	%Balance
(In 000’s)	$Balance	Avg. Yield	$Balance	Avg. Yield	$Balance	Avg. Yield	Change
NOW Accounts	$124,017	0.22%	$108,579	0.14%	$15,438	0.08%	14.2%
Non-interest bearing Deposits	91,077	0.00%	87,454	0.00%	3,623	0.00%	4.1%
Checking Total	$215,094	0.12%	$196,033	0.08%	$19,061	0.04%	9.7%

Savings Accounts	$198,079	0.33%	$191,840	0.33%	$6,239	0.00%	3.3%
Money Market Accounts	54,791	0.18%	54,787	0.30%	4	-0.12%	0.0%

Total Smart Growth Deposits	$467,964	0.22%	$442,660	0.22%	$25,304	0.00%.	5.7%

Time Deposits	$144,821	1.75%	$165,284	2.25%	$(20,463)	-0.50%	-12.4%

Total Deposits	$612,785	0.58%	$607,944	0.77%	$4,841	-0.19%	0.8%

FHLB Advances	$141,565	2.85%	$92,514	3.93%	$49,051	-1.08%	53.0%

Total Interest-bearing liabilities	$663,273	1.14%	$613,004	1.36%	$50,269	-0.22%	8.2%

Non-interest bearing Deposits	$91,077	0.00%	$87,454	0.00%	$3,623	0.00%	4.1%

Quarter-End Loan Quality Details
March 31, 2013	Total			Special
(In Thousands)	Loans	Classified	% Total	Mention	% Total	Pass	% Total
Commercial Loans
Commercial Land	$9,875	$724	7.3%	$--	0.0%	$9,151	92.7%
Commercial Construction	7,600	--	0.0%	360	4.7%	7,240	95.3%
Commercial Real Estate	123,474	4,184	3.4%	1,825	1.5%	117,465	95.1%
Commercial Non Real Estate	29,942	146	0.5%	223	0.7%	29,573	98.8%
Total Commercial	$170,891	$5,054	3.0%	$2,408	1.4%	$163,429	95.6%

Residential Loans
Residential Construction	$7,302	$--	0.0%	$--	0.0%	$7,302	100.0%
Residential	386,076	4,362	1.1%	320	0.1%	381,394	98.8%
Total Residential	$393,378	$4,362	1.1%	$320	0.1%	$388,696	98.8%

Consumer Loans
Mobile Homes	$38,626	$225	0.6%	$--	0.0%	$38,401	99.4%
Consumer Other	42,325	405	1.0%	17	0.0%	41,903	99.0%
Total Consumer	$80,951	$630	0.8%	$17	0.0%	$80,304	99.2%

Total All Loans	$645,220	$10,046	1.6%	$2,745	0.4%	$632,429	98.0%

Quarter-End Loan Quality Details
December 31, 2012	Total			Special
(In Thousands)	Loans	Classified	% Total	Mention	% Total	Pass	% Total
Commercial Loans
Commercial Land	$14,067	$4,537	32.3%	$--	0.0%	$9,530	67.7%
Commercial Construction	7,486	--	0.0%	367	4.9%	7,119	95.1%
Commercial Real Estate	123,418	3,389	2.7%	863	0.7%	119,166	96.6%
Commercial Non Real Estate	33,364	157	0.5%	227	0.7%	32,980	98.8%
Total Commercial	$178,335	$8,083	4.5%	$1,457	0.8%	$168,795	94.7%

Residential Loans
Residential Construction	$9,622	$--	0.0%	$--	0.0%	$9,622	100.0%
Residential	376,546	4,252	1.1%	325	0.1%	371,969	98.8%
Total Residential	$386,168	$4,252	1.1%	$325	0.1%	$381,591	98.8%

Consumer Loans
Mobile Homes	$38,055	$576	1.5%	$--	0.0%	$37,479	98.5%
Consumer Other	41,840	291	0.7%	195	0.5%	$41,354	98.8%
Total Consumer	$79,895	$867	1.1%	$195	0.2%	$78,833	98.7%

Total All Loans	$644,398	$13,202	2.0%	$1,977	0.3%	$629,219	97.6%

Quarter-End Loan Quality Details
September 30, 2012	Total			Special
(In Thousands)	Loans	Classified	% Total	Mention	% Total	Pass	% Total
Commercial Loans
Commercial Land	$13,312	$4,658	35.0%	$17	0.1%	$8,637	64.9%
Commercial Construction	7,357	--	0.0%	370	5.0%	6,987	95.0%
Commercial Real Estate	120,558	3,524	2.9%	872	0.7%	116,162	96.4%
Commercial Non Real Estate	34,032	154	0.5%	50	0.1%	33,828	99.4%
Total Commercial	$175,259	$8,336	4.8%	$1,309	0.7%	$165,614	94.5%

Residential Loans
Residential Construction	$9,478	$--	0.0%	$--	0.0%	$9,478	100.0%
Residential	413,500	4,561	1.1%	328	0.1%	408,611	98.8%
Total Residential	$422,978	$4,561	1.1%	$328	0.1%	$418,089	98.8%

Consumer Loans
Mobile Homes	$37,030	$424	1.1%	$--	0.0%	$36,606	98.9%
Consumer Other	41,110	254	0.6%	176	0.4%	$40,680	99.0%
Total Consumer	$78,140	$678	0.9%	$176	0.2%	$77,286	98.9%

Total All Loans	$676,377	$13,575	2.0%	$1,813	0.3%	$660,989	97.7%